Filed pursuant to Rule 497(e)

File Nos. 033-19228 and 811-05443

CALAMOS® INVESTMENT TRUST

Supplement dated July 18, 2016 to the

CALAMOS® FAMILY OF FUNDS Statement of Additional Information for Calamos Phineus Long/Short Fund dated April 5, 2016, as supplemented on June 10, 2016

Effective immediately, the “Distributor” section beginning on page 32 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

CFS, a broker-dealer, serves as principal underwriter and distributor for the Fund, subject to change by a majority of the “non-interested” trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493. CFS is an indirect subsidiary of Calamos Asset Management, Inc. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Fund without any charge to the Fund except the fees paid to CFS under the Plan and distribution agreement. CFS is also responsible for all expenses incurred in connection with its performance of services for the Fund, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Fund that are not expenses of the Fund but represent sales commissions added to the net asset value of shares purchased from the Fund. See “How can I buy shares?” in the prospectus. See “Portfolio Transactions.”

The sales charges on sales of Class A shares of the Fund and concessions reallowed to dealers at the time of purchase are as follows:

	SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE	% OF OFFERING PRICE RETAINED BY SELLING DEALER
Less than $50,000	4.99%	4.75%	4.00%
$50,000 but less than $100,000	4.44	4.25	3.50
$100,000 but less than $250,000	3.63	3.50	2.75
$250,000 but less than $500,000	2.56	2.50	2.00
$500,000 but less than $1,000,000	2.04	2.00	1.60
$1,000,000 or more*	None	None	None

*	On an investment of $1,000,000 to $4 million, CFS from its own resources pays the selling dealer a commission of 1.00% of the amount of investment, 0.50% on investments between $4,000,000 to $25 million and 0.25% on investments greater than $25 million. On an investment of $1,000,000 or more without a sales charge, you may pay a contingent deferred sales charge of 1.00% on shares that are sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

The Fund receives the entire net asset value of all of its shares sold. CFS, the Fund’s principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers. The normal discount to dealers is set forth in the table above. Upon notice to all dealers with whom it has sales agreements, CFS may allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. Dealers who

MFSAISPT 07/16

receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act. CFS retains the entire amount of any deferred sales charge on Class C shares redeemed within one year of purchase. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of the Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.

CFS has the exclusive right to distribute shares of the Fund through affiliated and unaffiliated dealers on a continuous basis. The obligation of CFS is an agency or “best efforts” arrangement, which does not obligate CFS to sell any stated number of shares.

In connection with the exchange privilege (described in the prospectus under “How can I buy shares? — By exchange”), CFS acts as a service organization for the Fidelity Investments Prime Money Market Money Market Portfolio (the “Portfolio”). CFS receives compensation from the Portfolio, through the Portfolio’s 12b-1 Plan, for distribution services provided to the Portfolio.

Please retain this supplement for future reference